                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 26, 1997


                FRESENIUS NATIONAL MEDICAL CARE HOLDINGS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   New York
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


         1-3720                                           13-3461988
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


 Two Ledgemont Center, 95 Hayden Avenue  Lexington, Massachusetts         02173
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (617) 402-9000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. Changes in Registrant's Certifying Accountant

  (a)   Previous independent accountants


        (i) Effective September 30, 1996, and in connection with the consummation of the Reorganization among Registrant, Fresenius AG and Fresenius USA, Inc., Registrant dismissed Price Waterhouse LLP as its independent accountants.

        (ii) The reports of Price Waterhouse LLP on the financial statements of Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        (iii) Effective March 26, 1997, the Registrant's Board of Directors ratified the decision to change Registrant's independent accountants.

        (iv) In connection with its audits for the two most recent fiscal years and through September 30, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to the satisfaction of Price Waterhouse LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

        (v) During the two most recent years and through September 30, 1996, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v).

        (vi) On March 25, 1997, the Registrant requested that Price Waterhouse LLP furnish it with a letter addressed to the Commission stating whether or not Price Waterhouse LLP agrees with the above statements. A copy of such letter dated March 26, 1997, is filed as Exhibit 16.1 to this Form 8-K.

  (b)   New independent accountants

        (i) Subsequent to the consummation of the Reorganization among Registrant, Fresenius AG and Fresenius USA, pursuant to which the Registrant became a subsidiary of Fresenius Medical Care AG ("Fresenius Medical Care''), the registrant engaged KPMG Peat Marwick LLP ("KPMG'') as its independent accountants to examine and report on the Registrant's financial statements at and for the year ended December 31, 1996. Reference is made to the Registrant's Report on Form 8-K dated October 15, 1996 for a description of the transactions comprising the Reorganization. The engagement of KPMG was approved by Fresenius Medical Care and ratified by the Registrant's Board of Directors effective
              March 26, 1997. Prior to the Reorganization, KPMG were the independent accountants for Fresenius USA and KPMG Deutsche-Treuhand Gesellschaft ("KPMG D-TG'') were the independent accountants for Fresenius AG. KPMG D-TG are currently the independent accountants for Fresenius Medical Care.



         (ii) In connection with the engagement of KPMG, the Registrant and Fresenius Medical Care consulted with KPMG and KPMG D-TG concerning the accounting treatment of the Reorganization. In accordance with the advice of KPMG, the Reorganization has been treated as a purchase of the Registrant by Fresenius Medical Care.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (a)  Financial Statements of Businesses Acquired

        Not applicable.

   (b)  Pro Forma Financial Information

        Not applicable.

   (c)  Exhibits

        Exhibit 16.1 Letter from Price Waterhouse LLP pursuant to Regulation S-K, Item 304

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FRESENIUS NATIONAL MEDICAL
                                            CARE HOLDINGS, INC.


DATE:  March 26, 1997                By: /s/    Robert W. Armstrong, III
                                         -------------------------------------
                                         Name:  Robert W. Armstrong, III
                                         Title: Principal Accounting Officer

                                 EXHIBIT INDEX


         Exhibit 16.1 Letter from Price Waterhouse LLP pursuant to Regulation S-K, Item 304